COPYRIGHT August 1995
Originated and distributed by and printed and produced for the Real Estate Institute of N.S.W.
in whom exclusive copyright vests.  WARNING
Unauthorized reproduction in whole or in part is an infringement of Copyright.



FM00900

8/95
                               COMMERCIAL LEASE

                     SUITABLE FOR SMALL OFFICE BUILDINGS,
                    FACTORIES AND ANY SHOP PREMISES WHICH
                   ARE NOT THE SUBJECT OF THE RETAIL LEASES
                      ACT (1994) WHERE THE TERM OF LEASE
                     (INCLUDING THE PERIOD OF ANY OPTION)
                         DOES NOT EXCEED THREE YEARS.


               THIS LEASE is made in duplicate on the 13th day of January, 1997 at Sydney in the State of New South Wales.

PARTIES BETWEEN PW SECURITIES PTY LTD ACN 001994252, LANDLORD, whose agent is Vamamu Pty Limited, Horwathe Morwalk, L-9, 1 Market Street, Sydney, T/A Raine & Tuorne Woollahra, 108 Queen Street, Woollahra NSW 2025 AND Brilliant Interactive Ideas --17 The Colso, Manly

PREMISES The landlord leases the premises known as Suite 2, First Floor, 202 Jersey Road, Woollahra NSW 2025, including all fixtures listed in the inventory which is signed by all parties and attached as part of this lease.

USE            The premises shall be used only as Commercial Offices.

RENT The rent shall be Forty Thousand and Seven Hundred Dollars, $40,700.00, per annum commencing on the 13th day of January, 1997 and payable in advance by the tenant on the 13th day of every month to the landlord/agent at his above address or at any other reasonable place as he notifies in writing.

TERM The term of the lease shall be Two (2) years commencing on the 13th day of January, 1997 and ending on the 12th day of January, 1999.

OPTION Subject to Condition 32 of this lease the landlord offers a renewal of this lease for a further term of one year.

HOLDING        Unless either party gives the other written notice at least
OVER           one month before the end of the term that vacant possession shall be given on that day, the lease shall continue as a periodic lease from month to month at the same rent or at a rent which both parties agree to.

INCREASES      The tenant's percentage of increases in rates, taxes and
               insurance premiums to be paid in accordance with Condition 17 is 16.27%.

BASE YEARS     Municipal Rates: _______________, 1996


               Water and Sewerage Rates:  1996 / 19_____

               Land Tax: _______________, 1996

               The Building has Replacement Insurance:  1996

INCREASES      The amount of cover for public liability referred to in
               Condition 4(b) is $5,000,000 (Five Million Dollars).

CONDITIONS     The parties agree to the conditions set out above and on the following pages and also to those conditions implied by Sections 84 and 85 of the Conveyancing Act, 1919, which are not expressly negatived or modified by this lease.

                                     NOTE

 It is advisable for the tenant to insure his own property and insure against his liability for public risk as the occupier.

                 ISSUED BY THE REAL ESTATE INSTITUTE OF N.S.W.


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               THE LANDLORD AGREES

Possession     1.   To give possession of the premises to the tenant on the
                    day on which the term of the lease commences.
Condition      2.   To ensure that the premises are in a reasonably fit
                    condition for use at the commencement of the lease.
Of Premises    3.   To ensure that the external doors and windows contain
                    locks and catches in working order at the commencement of
                    the lease.
Security       4.   (a)  To insure the premises against damage arising from
Insurance                fire, lightning and explosion and other hazards
                         (including earthquake, storm and tempest, water
                         damage, explosion, impact, aircraft, riots/civil
                         commotions and malicious damage).
                    (b)  To insure for public liability covering all sums
                         which he shall become legally liable to pay as owner
                         and landlord for a minimum amount as noted on the
                         front page of this lease.
Use of         5.   To allow the tenant to use and occupy the premises
Premises            without unreasonable interference by the landlord or
                    his agent.
               6.   To pay council, water and sewerage rates and land tax
Rates and           promptly.
Taxes          7.   To provide the tenant with a stamped copy of the lease
                    signed by both parties as soon as practicable.
Lease Copy     8.   To issue rent receipts showing the tenant's name, the
                    address of the premises, the amount received, the date of
                    payment and payment
Receipts            the period for which the payment was made.
               THE TENANT AGREES
Rent            9.  To pay the rent promptly and in advance.
Consents       10.  To obtain at his own expense all necessary consents that may be required from municipal or shire or other
                    authorities to for Usecarry on his proposed business at
                    the premises (being the use for which the premises are
                    leased).
Charges        11.  To pay all charges for gas, electricity and telephone and any excess water, garbage or sanitary charges, relating to the tenant's use of the premises.

Care of        12.  To take care of the premises and to keep them in a clean
Premises            condition, and in particular:
                    (a)  To make no alterations or additions to the premises,
                         including the erection of any sign or antenna,
                         without the written consent of the landlord, such
                         consent shall not be unreasonably withheld in
                         consideration of the proposed use of the premises.
                    (b)  To do no decorating that involves marking, defacing
                         or painting any part of the premises, without the
                         written consent of the landlord.
                    (c)  To put nothing down any sink, toilet or drain likely
                         to cause obstruction or damage.
                    (d)  To keep no animals or birds on the premises, without
                         the written consent of the landlord.
                    (e)  To ensure that rubbish is not accumulated on the
                         premises and to cause all trade refuse to be removed
                         regularly in a manner acceptable to the landlord.
                    (f)  To ensure that nothing is done that might prejudice
                         any insurance which the landlord has in relation to
                         the premises.
                    (g)  To notify the landlord promptly of any loss, damage
                         or defect in the premises.
                    (h)  To notify the landlord promptly of any infectious
                         disease, or the presence of rats, cockroaches or
Use and                  similar pests.
Occupation     13.  Not to sleep or permit anyone to sleep on the premises nor to hold or permit to be held any sale by auction
                    on the premises.
Rules and      14.  To ensure that he, his employees, licensees and agents
Regulations         observe, obey and perform the Rules and Regulations
                    forming part of this lease and such further Rules and
                    Regulations as the landlord may from time to time make
                    and communicate to the tenant (not being inconsistent
                    with this lease) for the safety care and cleanliness of
                    the premises and of the building.
Insurance      15.  (a)  To do nothing in the building or keep anything
                         therein that would increase the insurance premium
                         payable by the landlord on the building except
                         with the written consent of the landlord.
                    (b)  To do nothing which would make any Insurance
                         Policy void.
                    (c)  To insure all external fixed glass and window
                         frames for which the tenant is responsible.
                    (d)  To pay all insurance premiums increased as a
                         result of his actions.
Indemnity      16.  (a)  To compensate and meet all claims of
                         (i)  the landlord for the loss of or damage to
                              part or whole of the premises,
                         (ii) any person for the loss of or damage to his
                              personal property, and
                         (iii)any person for personal injury or death
                              as a result of any accident or neglect or a
                              deliberate or careless act on the premises
                              or a breach of any condition of the lease by
                              the tenant, his employees or agents or any
                              person present on the premises with the
                              consent of the tenant, his employees or
                              agents.
                    (b)  In these circumstances the tenant shall meet all
                         claims whether they are made directly against him
                         or against the landlord.  Any resultant repairs
                         to the premises or to any other parts of the
                         building shall be carried out at the expense of
                         the tenant by a builder approved by the landlord.
                    (DELETE CONDITION 17 OR 18 AS APPLICABLE)
Rates, Taxes   17.  To reimburse the landlord immediately, when requested,
and Insurance       for all increases in municipal or shire rates, water
Premiums            and sewerage rates and land tax at the agreed percentage
                    above the amount payable in respect of the base years
                    noted on the front page of the lease, and all increases
                    in insurance premiums above the amount payable at the
                    commencement date of this lease, as are from time to time
                    payable by the landlord in respect of the land leased and
                    the improvements erected on it. Land tax for the purpose
                    of this condition shall be calculated on the basis that
                    the land hereby leased is the only land owned by the
                    landlord.
                    All amounts mentioned in this condition shall be deemed
                    to accrue from day to day and shall be apportioned in
                    respect of time accordingly.
               BOTH PARTIES AGREE THAT
Unforeseen     19.  If something happens so that the whole or a substantial
Event               part can no longer be occupied, and the parties are in no
                    way responsible, then either party shall have the right
                    to terminate the lease, provided written notice is given
                    within fourteen days of the event.
Inspections    20.  The landlord or his agent shall inspect the premises at at the commencement of the lease and on its termination and take note of their condition including state of cleanliness, state of repair, and working order of appliances.


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

Repairs        21.  (a)  The tenant shall have repaired in a proper way any damage to the premises resulting from neglect or a
                         deliberate or careless act or a breach of any
                         condition of the lease by the tenant or any person
                         on the premises with his consent.
                    (b)  Except as in Condition 21 (a), the landlord shall
                         carry out without delay all reasonable repairs
                         necessary for the tenant's ordinary use and
                         occupation of the premises, having regard to the
                         condition of the premises at the commencement of the
                         lease.
Access         22.  (a)  The landlord shall respect the tenant's right to privacy.
                    (b)  The tenant shall allow access to the landlord and
                         his agent.
                         (i)  when it is reasonable that they or either of
                              them should view the condition of the premises or carry out repairs, or
                         (ii) to erect 'to let' signs and to show the
                              premises to intending tenants, after notice
                              terminating the lease has been given, or
                         (iii)to erect 'for sale' signs and to show the
                              premises to intending purchasers, after the
                              landlord has given the tenant notice of his
                              wish to sell.
                    (c)  The landlord shall give the tenant reasonable notice
                         of the time and date for such access.  As far as
                         possible it shall be convenient for both parties.
                    (d)  The landlord may have access at any time with the
                         consent of the tenant or in the case of an
                         emergency.
Costs          23.  (a)  The tenant shall pay all reasonable costs relating to the lease, including stamp duty.
                    (b)  The landlord shall pay all other costs relating to
                         his management of the premises.
Statutes       24.  Each party shall observe as applicable to himself all relevant statutes, statutory regulations and by-laws
                    relating to health, safety, noise and other standards
                    with respect to the premises.
Notices        25.  Any written notice required or authorised by the lease:
                    (a)  Shall be served on the tenant personally, or by pre-
                         paid post to the premises, or by being left there in
                         the post box.
                    (b)  Shall be served on the landlord by personal service
                         on him or his agent, or by pre-paid post to his or
                         his agent's address as shown in the lease or as
                         notified in writing, or by being left in the post
                         box at that address.
                    (c)  Shall be deemed to be served on the second week day
                         after posting, where it is sent by pre-paid post.
                    (d)  May take effect on any day of the month if it
                         relates to the termination of a periodic lease,
                         provided it gives the required length of notice.
Mitigation     26.  Where there has been a breach of any of the conditions of the lease by either party, the other party shall take all
                    reasonable steps to minimise any resultant loss or
                    damage.
Payment        27.  (a)  After a notice terminating the lease or demanding
after Notice             immediate possession has been given, any acceptance
                         of or demand for rent or money by the landlord shall
                         not of itself be evidence of a new lease with the
                         tenant or alter the legal effect of the notice.
                    (b)  Where the tenant unlawfully remains in possession
                         after the termination of the lease, the landlord
                         is entitled, in addition to any other claim, to
                         payments equal to the rent as compensation for the
                         use and occupation of the premises.
Disputes       28.  In any dispute or proceeding between the parties, both parties shall act reasonably and without delay and make
                    all admissions necessary to enable the real issues to be
                    decided.
Termination    29.  (a)  Where the lease has become a periodic lease from month to month, either party may terminate it by giving one months written notice.
                    (b)  The landlord shall have the right to re-enter the
                         premises peacefully or to continue the lease as a periodic lease from week to week:
                         (i)  Where the tenant has failed to pay rent for a
                              period in excess of fourteen days, whether formally demanded or not, or
                         (ii) Where the tenant has seriously or persistently
                              breached any of the conditions of the lease, or
                         (iii)Upon the tenant being declared bankrupt or
                              insolvent according to the law or making any assignment for the benefit of creditors or taking the benefit of any Act now or hereafter to be in fore for the relief of bankrupts or insolvents. (Section 85(l)(d) of the Conveyancing Act, 1919, as amended, is hereby varied accordingly.
                    (c)  If the landlord intends to exercise his right to re-
                         enter, he shall serve the tenant with a written notice stating the reason and demanding immediate possession.
                    (d)  If the landlord intends to exercise his right to
                         continue the lease as a periodic lease from week to week, he shall serve the tenant with a written notice stating the reason and informing the tenant of the variation to the lease. Upon service of the notice, the lease shall continue with all its conditions, except for the Term and Holding Over conditions, as a periodic lease from week to week which may be terminated by one week's written notice from either party.
                    (e)  The landlord shall have the right to re-enter the
                         premises without giving notice, if he has reasonable grounds to believe that they have been abandoned.
                    (f)  The landlord shall have the right to terminate the
                         lease if the landlord has seriously or persistently breached any of its conditions, he shall give the landlord fourteen days' written notice, indicating at the same time the nature of the breach.
                    (g)  Any action by the landlord or tenant in accordance
                         with Conditions 29 (b), (c), (d), (e), or (f), shall not affect any claim for damages in respect of a breach of a condition of the lease.
                    (h)  The tenant may remove his fixtures and shall remove
                         his signs provided that any damage or defacement occasioned to any part of the premises in the course of such removal shall be remedied by the tenant immediately and at his own expense. If he fails to do so the landlord may do so at the tenants' expense.
                    (i)  Upon the termination or determination of the lease
                         for any cause the tenant shall promptly and peacefully give vacant possession of the premises in the condition and state of repair required by Conditions 12 and 21 (a) of the lease, and at the same time hand over all keys.


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Parting with   30.  (a)  The tenant shall not assign or sub-let or part with
Possession               possession of the premises or any part thereof
                         except with the written consent of the landlord.
                    (b)  The landlord shall not withhold his consent
                         unreasonably, provided that the tenant gives him
                         fourteen days notice and the tenant pays any
                         reasonable expenses involved in the landlord giving
                         consent.
Cleaning       31.  (a)  The landlord will employ the caretaker or any other person or persons he may think fit to clean all or
                         any of the offices or rooms in the building of which
                         the premises form part.
                    (b)  The tenant will from time to time pay to the
                         landlord the sums demanded by him for cleaning the
                         premises and such sums shall be added to the rent
                         and be paid at the same time and in the same manner
                         as the rent and be recovered in the same manner as
                         the rent is recoverable.
                    (c)  The landlord shall not be responsible to the tenant
                         for any loss of property from the premises however
                         occurring or for any damage done to the furniture or
                         other effects of any tenant by the caretaker or any
                         employees of the landlord or by any other person or
                         persons whomsoever.
Renewal        32.  (a)  The tenant shall give to the landlord or his agent not more than six (6) months and not less than three
                         (3) months prior to the expiration of the term granted in this lease notice in writing if he wishes to take a renewal of the lease for the further term offered. Provided he has duly and punctually paid the rent and shall have duly performed and observed on his part all the conditions and agreements contained in this lease up to the expiration of the term granted, then the landlord will at the cost of the tenant grant to him the further term at a rent which would at such time be current market rental of the premises.
                    (b)  In the event of any dispute between the landlord and
                         the tenant as to such rent the rent shall be determined by the President of the Real Estate
                         Institute of New South Wales or his appointee. The total rent is not to be less than the total rent payable just prior to the expiration of this lease and the lease shall be subject to all other conditions as are contained in this lease with the exception of the Option Condition. The costs of such rental determination shall be borne in equal shares by the parties unless otherwise agreed.
Interpretation 33.  (a)  The word 'agent' in context with 'landlord' includes the landlord's estate agent or managing agent and any other person authorised to act on behalf of the landlord.
                    (b)  The word 'landlord' includes the heirs, executors,
                         administrators and assigns of the landlord and where the context permits includes the landlord's agent.
                    (c)  The word 'tenant' includes the executors,
                         administrators and permitted assigns of the tenant.
                    (d)  The word 'fixtures' includes fittings, furniture,
                         furnishings, appliances, plant machinery and equipment.
                    (e)  The word 'month' shall mean calendar month.
                    (f)  Where the context permits, words expressed in the
                         singular include the plural and vice versa, words expressed in the masculine gender include the feminine, and words referring to a person include a company.
                    (g)  Where two or more tenants or landlords are parties,
                         the conditions of the lease shall bind them jointly and individually.
                    (h)  When this lease is signed by both parties and
                         witnessed, it is a deed at law from that time.
                    (i)  Headings in the margin have been inserted to assist
                         the parties but they do not form a legal part of the lease.


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                              SPECIAL CONDITIONS
           Special conditions forming part of this lease are to be signed by both parties and attached.

                             RULES AND REGULATIONS

1. No sign, advertisement or notice shall be inscribed or painted or affixed on any part of the outside or the inside of the premises except of such colour, size and style and in such place upon or in the building as are approved in writing by the landlord. Upon request by the tenant, interior signs on glass doors and on the directory tablets will be provided for him and at his expense by the landlord.
2. The tenant shall not obstruct the entrance passages, halls, staircases, or fire escapes of the premises or use them or any part of them for any purpose other than for going in and out of the premises.
3. The tenant will not obstruct or interfere with the rights of other tenants or in any way injure or annoy them or conflict with the regulations of any public authority or with the terms of any insurance policy upon the building or its contents.
4. The tenant shall not install or position any heavy equipment or article without first obtaining the written consent of the landlord, which consent may prescribe the maximum weight and the position in which such heavy equipment or article may be placed or secured; the tenant shall make good at his expense all damage caused to the building or any part of it by the introduction, installation, presence or removal or any heavy equipment or article of which the tenant has ownership, custody or control. Before any safe or heavy article is moved into the building due notice must be given to the landlord and the moving of it in and about the building shall only be done under the supervision of the landlord or his agent.
5. In the event of any emergency or other eventuality whereby the toilets or washrooms on any floor are not available for use the landlord may temporarily withdraw the right of exclusive use of all or any of toilet or washroom areas and services not affected so as to ensure availability of these facilities to all occupants of the building, and no rental adjustment will be made during such temporary arrangements.
6. In carrying goods or furniture in the lifts priority shall at all times be given to passenger traffic.
7. All doors and windows of the premises shall be securely fastened on all occasions when the premises are left unoccupied. The landlord reserved the right for this agents employees servants and workmen to enter and fasten them if they are left unfastened or insecurely fastened.

      PLEASE READ THIS LEASE THROUGH CAREFULLY BEFORE AND AFTER SIGNATURE

We hereby enter into this lease and agree to all its conditions
SIGNED BY THE LANDLORD

in the presence of  ________________________
                       Name of Witness
                    ________________________  _____________________
                      Signature of Witness    Signature of Landlord

SIGNED BY THE TENANT

in the presence of  ________________________
                       Name of Witness
                    ________________________  ____________________
                      Signature of Witness    Signature of Tenant

SIGNED BY THE GUARANTOR

in the presence of  ________________________
                       Name of Witness
                    ________________________   ______________________
                    Signature of Witness       Signature of Guarantor

THE COMMON SEAL of       THE COMMON SEAL of         THE COMMON SEAL of

was hereunto affixed by  was hereunto affixed by    was hereunto affixed by
the authority of the     the authority of the       the authority of the
Board of Directors       Board of Directors         Board of Directors
and in the presence of:  and in the presence of:    and in the presence of:

______________________   _____________________     _______________________
     Secretary                Secretary                     Secretary

                          FORM OF SURRENDER OF LEASE
I, _________________________________________________________________________
proprietor of the lease do hereby in consideration of ______________________ _______________________________________________ surrender all my estate therein to the landlord or the other present owner of the reversion thereon expectant.
In witness I have hereto subscribed my name this ___________________ day of ____________________ 19________________

Signed_________________________________________

Accepted_______________________________________


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35.0 SECURITY DEPOSIT

(1) The Lessee shall give to the Lessor prior to the commencement of this lease a Security Deposit to the Amount of Ten Thousand One Hundred Seventy Five Dollars ($10,175.00) (herein called "the security deposit") which shall be held by the Lessor as security for the punctual performance of the Lessee's obligations.

(2) If the Lessee defaults in the payment of rent or in performing any other obligation under the lease, the Lessor may appropriate the security deposit towards its claim against the Lessee for rent and for damages for breach of covenant.

(3) The Lessor may recover rent and damages for a breach of covenant without being limited to the security deposit.

(4) The Lessor shall repay the Lessee the Security Deposit together with all interest accrued on termination of this lease subject to the provisions of this clause.

36.0 PERIODICAL PAYMENT

The lessee shall pay rental by way of periodical payment or as otherwise instruct by the lessor or his managing agent.

37.0 PENALTY INTEREST

If any money payable by the Lessee under this lease is unpaid for fourteen
(14) days after it was due, the Lessee shall pay to the Lessor interest at the rate of 20.0% per centum per annum on the unpaid amount from the date on which it was due until the date of actual payment, this interest shall be paid on demand and the Lessee shall continue in default until full payment is made.
Thereafter all payments made by the Lessee to the Lessor under this lease until otherwise agreed by the Lessor shall be by bank cheque or cash. If the Lessor demands or accepts rent or other money payable by the Lessee under this Lease after default by the Lessee, this demand or acceptance shall not be construed as a waiver, acceptance or release of the breach.

38.0 KEEPING FIXTURES, FITTING, ECT IN GOOD ORDER AND REPAIR

The Lessee shall keep the interior of the demise premises including the doors and windows therefor and the fixtures and carpets therein in good and tenantable repair and in a clean and sanitary condition and shall not do or suffer to be done act and or thing that might choke or otherwise damage the sewerage connections drains fittings and carpets an at the expiration or sooner determination of the occupation by the Lessee shall deliver up to the premises to the Lessor in as good repair as at the commencement of the occupation by the Lessee (fair wear and tear and damaged by fire excepted) with all glass unbroken and with locks doors keys windows convenience thereto belonging in good order and the ceilings wall windows doors floor coverings and carpet uninjured and undefaced.

40.0 PUBLIC RISK INSURANCE

The Lessee shall effect and maintain adequate Public Risk insurance in the sum of Five Million dollars ($5,000,000) and save harmless and indemnify the Lessor from and against all damages cost actions claims and demands which may be recovered or made against him by any clerk servant customer or invitee of the Lessee for any injury which he or she may sustain while using the demised premises.

     PLATE GLASS INSURANCE

The Lessee shall insure and during the continuance of this Lease keep insured in the joint names of the Lessor an the Lessee the plate glass in the windows and doors of the demised premises.

41.0 FIRE EVACUATION OR EMERGENCY EVACUATION.

The Lessee and it's staff shall co-operate with the Lessor and his agent in implementing fire evacuation procedures.


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41.1 INDEMNITIES AGAINST INJURIES DURING DRILLS OR EMERGENCY EVACUATION.

The Lessee shall indemnify and save harmless the Lessor against all claims actions costs suits and demands made by or in respect of any clerk, servant, customer or invitee of the Lessee who sustains injuries while taking part in a fire drill or an emergency evacuation.

42.0 ALTERATIONS AND ADDITIONS

The lessee will not without the previous consent in writing of the Lessor which shall not be unreasonably withheld in consideration of the proposed use of the premises by the tenant make any alterations and additions in or to the demised premises or any part thereof other than partitioning not involving permanent fixing to walls and ceilings and in particular without limiting the generality hereof the Lessee shall not:

(i) install any fixtures partitioning equipment or appliances whether for the purpose of illumination, heating, cooling, ventilating or air conditioning the demised premises;

(ii) in any way deface the walls ceilings partitioning floors, walls or fixtures or any part of the demised premises;

(iii)bring on the demised premises any machinery safe or other plant or equipment of such nature or size as may be likely to cause any structural or other damage to the floor coverings, floors, walls or any other parts of the demised premises of the building of which the demised premises form part; and

(iv) make any such alterations or additions with without first obtaining the necessary approvals of the relevant authorities and shall at least twenty-one (21) days before commencement of any work furnish to the Lessor proper plans and specifications of such work for the Lessor's approval which approval shall not be unreasonably withheld.

43.0 CLEANING

The Lessee shall at all times during the said term keep the demised premises and the windows thereof in a clean and sanitary condition and free from any accumulation of rubbish or dirt.

44.0 NO ASSIGNMENT, ETC.

Not during the continuance of this lease to assign, transfer, demise, sub-let, part with, share the possession of, or grant any license affecting, or mortgage, charge, or otherwise deal with or dispose of the demised premises or any part thereof to be assigned, transferred, demised, sub-let unto, shares, or put into possession of any persons or persons, licensed, mortgaged, charged or otherwise dealt with or disposed of unless:

(i) the Lessee give to the Lessor not less than one (1) month's notice in writing of his desire to deal with the demised premises in the manner aforesaid;

(ii) the Lessee is not in default in the observance and performance of the covenants and agreements on the Lessee's part herein contained or implied;

(iii)the Lessee proposes to assign, transfer, sub-lease, or grant a license to an assignee, transferee, sub-lessee or licensee who:

     (a) proves to the satisfaction of the Lessor that he is a respectable, responsible and solvent person capable of adequately carrying on the business proposed to be carried on by the business proposed to be carried on by him in the Demised Premises;

     (b) enters into a covenant with the Lessor in the form required by the Lessor that he will duly perform and keep the covenants and agreements on the Lessee's part herein contained;


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

     (c) furnishes to the Lessor such guarantee or guarantees of the performance of his obligations under this Lease as the Lessor in respect of, or in any way arising from this Lease.

     (d) pays to the Lessor reasonable costs and disbursements associated with the granting of its consent including all legal fees, stamp duty and registration fees; and

(iv) the Lessee enters into a deed in the form required by the Lessor under which he releases the Lessor from all claims which the Lessee then has, or may thereafter have against the Lessor in respect of, or in any way arising from this lease.

45.0 CONDITION OF PREMISES

The Lessee acknowledges that they are leasing the premises in their present condition and state of repair and to this effect, relies on their own inspections, and has made their own inquiries.

46.0 STATUTORY REQUIREMENTS

The Lessee shall observe and perform at its own expense the provisions of any Act Regulation Rule Ordinance or By-Law for the time being applicable in any way to the demised premises arising from the nature of the business therein conducted by the Lessee or otherwise from the Lessee's occupation of such premises and in particular but without affecting the generality of the foregoing shall so observe and perform the provisions of the Factories and Shops Act, the Public Health Act, the Local Government Act and any Act or Acts replacing any of the said Acts and any regulations Rules or Ordinances or By-Laws for the time being in the operation under any such act as aforesaid but nothing in this covenant shall require the Lessee to carry out or meet the cost of any work of a structural nature.

47.00     CAR PARKING

 .01  The Lessee shall be entitled to park one (1) motor vehicles (not in excess of 5 tonnes) at the building during the term of this Lease.
 .20 The Lessee shall not use or permit the Car Parking Area to be used for any purpose other than for the purpose of parking a motor vehicles and in particular, but without limiting the generality hereof, shall not clean, grease, oil, repair or wash any motor vehicles in the car
     Parking Area.
 .30 The Lessee shall not do, omit to do or permit to be done or omitted any act, matter or thing which shall be a nuisance or annoyance or obstruction to the lessor and other users, occupants or tenants of the building.
 .40 The Lessee shall keep the Lessor indemnified against all liability for death or injury to persons or loss of damage to property caused by any motor vehicle of any clerk, servant, customer or invitee of the Lessee brought upon the Car Parking Area and any land adjacent thereto and the and the Lessor shall not be responsible for any injury to persons or loss of or damage to any motor vehicle parked on the Car Parking Area whilst in the course of obtaining access or egress to or from the Car Parking Area.

48.0 COSTS

The Lessee shall on demand pay the Lessor's solicitors reasonable and proper costs and disbursements in respect of the preparation completion and registration of this Lease including Stamp Duty and registration fees.


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